EXHIBIT 10.12

                            STOCK EXCHANGE AGREEMENT

            THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 6th day of May, 2003 by and among Molichem Medicines, Inc., a Delaware corporation with its principal place of business at 100 Europa Drive, Suite 421, Chapel Hill, North Carolina 27517 ("MMI"); Molichem R&D, Inc., a North Carolina corporation with its principal place of business at 100 Europa Drive, Suite 421, Chapel Hill, North Carolina 27517 ("MRD"); and Lantibio, Inc., a North Carolina corporation ("Lantibio").

                                    PREAMBLE

            WHEREAS, MMI, through its operating subsidiary MRD, is engaged in the discovery, development and marketing of pharmaceutical products for the treatment of serious respiratory and related conditions; and

            WHEREAS, MMI has been unable to adequately fund and complete the development of its proposed products; and

            WHEREAS, MMI has had no operating revenues from the sale of its products since inception, has incurred substantial losses from operations and anticipates that operating losses will continue and could increase until such time, if ever, that its compounds are developed, approved, and successfully marketed; and

            WHEREAS, all of MRD's issued and outstanding shares of capital stock are owned by MMI (the "MRD Shares"); and

            WHEREAS, Lantibio desires to acquire MRD by way of its acquisition of the MRD Shares in exchange for all of its common stock of MMI, consisting of an aggregate of thirteen million, three hundred fifty five thousand, two hundred eighty two (13,355,282) shares (the "MMI Shares") and the grant of a non-exclusive ten year, US license to MMI (the "License"), in the form of the License Agreement annexed hereto as SCHEDULE A; and

            WHEREAS, MMI similarly desires to make such exchange.

            NOW, THEREFORE, in consideration of the premises, and of the promises, covenants and conditions contained herein, the parties intending to be legally bound, hereby agree as follows:

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                                   WITNESSETH:

                                    ARTICLE 1

                               EXCHANGE OF SHARES

            Subject to the hereinafter described conditions, MMI hereby agrees to transfer and deliver the MRD Shares to Lantibio in exchange for the MMI Shares and the grant of the License.

                                    ARTICLE 2
                                     CLOSING

            The exchange of the MRD Shares for the MMI Shares (the "Share Exchange") and the execution of the License Agreement shall take place at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, New York 10017, or such other place as the parties may mutually agree (the "Closing"). The Closing shall take place upon the execution of this Agreement or as soon thereafter as is practicable. The date on which the Closing occurs is referred to herein as the "Closing Date". At the Closing:

            (a) Lantibio shall tender or commit to tender to MMI certificates representing all of the MMI Shares, duly executed and in proper form for transfer to MMI, together with such executed consents, powers of attorney, stock powers and other items as shall be required to convey such stock to MMI, in compliance with all applicable laws;

            (b) MMI shall tender to Lantibio certificates representing all of the MRD Shares, duly executed and in proper form for transfer to Lantibio, together with such executed consents, powers of attorney, stock powers and other items as shall be required to convey such stock to Lantibio, in compliance with all applicable laws;

            (c) MMI and MRD shall execute the License Agreement;

            (d) MMI shall accept the resignations of Luis Molina and Ron Keeney as directors of MMI;

            (e) Lantibio shall cause to be delivered to MMI for cancellation an aggregate of 637,114 MMI stock options representing all MMI stock options held by Luis Molina, Terry Williams, Richard Franco, Richard Martin and Ronald Keeney; and

            (f) Cloutier and the Purchasers shall cause to be delivered to MMI for cancellation an aggregate of 1,000,000 MMI stock options representing all MMI stock options held by Jacques Gagne, Vatche Tchakamakian, Gilles Cloutier, Jean Guy Lambert and Claude Gendron.

                                    ARTICLE 3
                           EXEMPTION FROM REGISTRATION

            (a) Lantibio hereby represents, warrants, covenants and acknowledges that:

               (1) The MRD Shares are being issued to it without registration under the provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to exemptions provided pursuant to Sections 4(1) and 4(2) thereof;

               (2) There is no present market for the MRD Shares and all of the certificates for the MRD Shares will bear legends restricting their transfer, sale, conveyance or hypothecation, unless such MRD Shares are either registered under the provisions of Section 5 of the Act and under applicable state securities laws, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to

MRD, is provided certifying that such registration is not required as a result of applicable exemptions therefrom;

               (3) Lantibio is acquiring the MRD Shares for investment purposes only, and not with a view to further sale or distribution; and

               (4) Lantibio, by reason of its shareholders' past and present affiliations with MMI and MRD, is fully aware of the operations and financial conditions of such entities, has had full access to all reports filed by MMI with the Securities and Exchange Commission and has examined all of MMI's and MRD's books, records and financial statements and fully and completely questioned MMI's and MRD's officers and directors to its satisfaction as to all matters deemed pertinent.

            (b) MMI hereby represents, warrants, covenants and acknowledges that:

               (1)  The  MMI  Shares  are  being   transferred   to  it  without
registration under the provisions of Section 5 of the Act pursuant to exemptions provided pursuant to Sections 4(1) and 4(2) thereof; and

               (2) MMI is acquiring the MMI Shares for the purpose of canceling them and returning them to the status of authorized but unissued shares.

                                    ARTICLE 4
                         REPRESENTATIONS, WARRANTIES AND
                                COVENANTS OF MMI

            MMI hereby represents, warrants and covenants to Lantibio as follows:

            (a) MMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and MMI has the legal capacity and all necessary corporate authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby;

            (b) MRD is a corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina, and MRD has the legal capacity and all necessary corporate authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby;

            (c) At the Closing, MRD shall have good and marketable title to all of its assets free and clear of all liens, claims, charges, and any other encumbrances;

            (d) At the Closing, MMI shall have no liabilities and no assets except as otherwise set forth in SCHEDULE 4(D);

            (e) The MRD Shares represent all of MRD's issued and outstanding capital stock and at Closing MRD shall have no outstanding subscriptions, options, warrants, convertible securities, instruments or other agreements that could result in an obligation to issue additional capital stock of MRD;

            (f) This Agreement has been duly authorized, executed and delivered by MMI and constitutes the legal, valid and binding obligation of MMI, enforceable against MMI in accordance with its terms;

            (g) This Agreement has been duly authorized, executed and delivered by MRD and constitutes the legal, valid and binding obligation of MRD, enforceable against MRD in accordance with its terms;

            (h) The execution and delivery of this Agreement and the performance of the obligations imposed hereunder will not conflict with, or result in a breach by MMI of, any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of MMI, or any material agreement or instrument to which MMI is a party, or by which it or any of its properties or assets are bound, or result in a violation of any order, decree, or judgment of any court or governmental agency having jurisdiction over MMI or MMI's properties, will not conflict with, constitute a default under, or result in the breach of, any contract, agreement, or other instrument to which MMI is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court, governmental, or regulatory authority is required in connection with the execution and delivery of this Agreement and any related agreements or the performance by MMI of its obligations hereunder;

            (i) The execution and delivery of this Agreement and the performance of the obligations imposed hereunder will not conflict with, or result in a breach by MRD of, any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of MRD, or any material agreement or instrument to which MRD is a party, or by which it or any of its properties or assets are bound, or result in a violation of any order, decree, or judgment of any court or governmental agency having jurisdiction over MRD or MRD's properties, will not conflict with, constitute a default under, or result in the breach of, any contract, agreement, or other instrument to which MRD is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court, governmental, or regulatory authority is required in connection with the execution and delivery of this Agreement and any related agreements or the performance by MRD of its obligations hereunder;

            (j) There is no litigation or proceeding pending or, to the best knowledge of MMI and MRD, threatened, against MRD or MMI or the properties of MRD or MMI;

            (k) MMI and MRD have filed (except for 2002 tax returns for which extension requests have been filed) with the appropriate governmental agencies all tax returns and tax reports required to be filed; all Federal, state and local income, franchise, sales, use, occupation or other taxes due have been fully paid or adequately reserved for; and MMI or MRD is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against MMI or MRD;

            (l) There are presently no contingent liabilities, factual circumstances, contractually assumed obligations or unasserted possible claims which are known to MMI or MRD which might result in a material adverse change in the future financial condition or operations of MMI; and

            (m) MMI owns the MRD Shares free and clear of all liens, claims, charges, preemptive rights, and any other encumbrances and shall deliver the MRD Shares to Lantibio at Closing free and clear of all liens, claims, charges, preemptive rights, and any other encumbrances.

                                    ARTICLE 5
                         REPRESENTATIONS, WARRANTIES AND
                              COVENANTS OF LANTIBIO

            Lantibio hereby represents and warrants to MMI as follows:

            (a) Lantibio has all necessary authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby;

            (b) This Agreement has been duly authorized, executed and delivered by Lantibio and constitutes a legal, valid and binding obligation of Lantibio, enforceable against Lantibio in accordance with its terms;

            (c) The execution and delivery of this Agreement and the performance of the obligations imposed hereunder will not conflict with, or result in a breach by Lantibio of, any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of Lantibio, or any material agreement or instrument to which Lantibio is a party, or by which it or any of its properties or assets are bound, or result in a violation of any order, decree, or judgment of any court or governmental agency having jurisdiction over Lantibio or Lantibio's properties, will not conflict with, constitute a default under, or result in the breach of, any contract, agreement, or other instrument to which Lantibio is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court, governmental, or regulatory authority is required in connection with the execution and delivery of this Agreement and any related agreements or the performance by Lantibio of its obligations hereunder; and

            (d) There are presently no contingent liabilities, factual circumstances, contractually assumed obligations or unasserted possible claims which are known to Lantibio which might result in a material adverse change in the future financial condition or operations of Lantibio.

                                    ARTICLE 6
                                     NOTICE

            All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when received if sent by fax or overnight courier, and if mailed shall be deemed to have been given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            To MMI:                   Molichem Medicines, Inc.
                                      c/o Gilles Cloutier
                                      100 Chestnut Road
                                      Chapel Hill, North Carolina 27514
                                      Telephone: (919) 942-4245
                                      Facsimile:  (919) 933-0664

            with a copy to:           Kaplan Gottbetter & Levenson, LLP
                                      630 Third Avenue
                                      New York, NY 10017
                                      Attention: Adam S. Gottbetter

                                      Telephone:  (212) 983-6900
                                      Facsimile:   (212) 983-9210

            To Lantibio:              Lantibio, Inc.
                                      100 Europa Drive, Suite 421
                                      Chapel Hill, North Carolina 27517

                                      Attn: Dr. Luis Molina
                                      Telephone: (919) 960-0217
                                      Facsimile:  (919) 929-3447

            with a copy to:           Wyrick Robbins Yates & Ponton, LLP
                                      4101 Lake Boone Trail, Suite 300
                                      Raleigh, NC 27607
                                      Attention: W. David Mannheim

                                      Telephone: (919) 781-4000
                                      Facsimile:   (919) 781-4865

                                   ARTICLE 7
                                 MISCELLANEOUS

            (a) Each of MMI, MRD and Lantibio agrees to take such actions as are reasonably necessary to carry out the intentions of the parties under this Agreement, including but not limited to the prompt execution and delivery of any documents reasonably necessary to carry out and perform the terms or intention of this Agreement.

            (b) Certain costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid from an escrow account held by Kaplan Gottbetter & Levenson, LLP, as previously agreed.

            (c) This Agreement  shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws of principles and each party hereby agrees that all performances due and transactions undertaken pursuant to this Agreement shall be deemed to be due or have occurred in New York, and the exclusive venue and place of jurisdiction for any litigation arising from or related to this Agreement shall be the state or federal courts located in the State and County of New York.

            (d) The headings used in this Agreement are for convenience only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

            (e) This Agreement may be executed in one or more counterparts which when taken together shall constitute one agreement.

            (f) This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provisions hereof be enforced by any other person, firm or entity.

            (g) This Agreement may be amended, modified and supplemented in writing only by the mutual consent of the parties hereto.

            (h) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, and any attempts to do so without the consent of the other parties shall be void and of no effect.

            (i) In the event any party breaches the terms of this Agreement, the non-breaching parties shall be entitled to the recovery of their attorney's fees and other professional costs and fees incurred in enforcing their rights hereunder.

            (j) This writing constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter contained herein. Neither party is relying on any representation or statement not contained in this writing. This Agreement supercedes and cancels any prior agreements relating to the subject matter contained herein.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

MOLICHEM MEDICINES, INC.

By:  /S/ GILLES CLOUTIER
        Name:   Gilles Cloutier
        Title:     President

MOLICHEM R&D, INC.


By:  /S/ LUIS MOLINA
        Name:   Luis Molina, PhD.
        Title:          President

LANTIBIO, INC.

By:  /S/ LUIS MOLINA
        Name:   Luis Molina, PhD.
        Title:          President

                                   SCHEDULE A

                                LICENSE AGREEMENT

                                     BETWEEN

                            MOLICHEM MEDICINES, INC.

                                       AND

                               MOLICHEM R&D, INC.

        The License Agreement is included with this Annual Report on Form
                            10-KSB as Exhibit 10.13

                                  SCHEDULE 4(D)

       LIST OF MOLICHEM MEDICINES, INC. ASSETS AND LIABILITIES AT CLOSING

                                      NONE